CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Report on Form N-CSR for Hilliard Lyons Research Trust (the "Registrant") for the period ended June 30, 2003 (the "Report"), I, James
M. Rogers, President & Chief Executive Officer of the Registrant, certify, to the best of my knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    AUGUST 19, 2003            /s/ James M. Rogers
     ----------------------         --------------------------------------------
                                    James M. Rogers, President & Chief Executive
                                    Officer
                                    (principal executive officer)


In connection with the Report on Form N-CSR for Hilliard Lyons Research Trust (the "Registrant") for the period ended June 30, 2003 (the "Report"), I, Pat A. Colletti, Treasurer & Chief Financial Officer of the Registrant, certify, to the best of my knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    AUGUST 19, 2003            /s/ Pat A. Colletti
     ----------------------         --------------------------------------------
                                    Pat A. Colletti, Treasurer &
                                    Chief Financial Officer
                                    (principal financial officer)